EQUITY	6 Months Ended
Jun. 30, 2023
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 30 June 2023, the Company had issued and fully paid 458,846,191 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital. The share capital increased during the six months ended 30 June 2023 from the issue of 1,739,738 Shares, following the exercise of share-based payment awards.
Dividends
During the first six months of 2023, the Board declared a first half dividend of €0.67 per share, which was paid on 25 May 2023. During the first six months of 2022, the Board declared a first half dividend of €0.56 per share, which was paid on 26 May 2022.